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                                                                Exhibit 23(j)(3)

                               [LOGO] Liskow&Lewis
                         A PROFESSIONAL LAW CORPORATION

                                                     CULLEN R. LISKOW(1693-1971)

                                                      AUSTIN W. LEWIS(1910-1974)

                                ATTORNEYS AT LAW

                                ONE SHELL SQUARE
                         701 POYDRAS STREET, SUITE 5000
                        NEW ORLEANS, LOUISIANA 70139-5099
                           TELEPHONE (504) 581-7979
                   FACSIMILE (504) 556-4108 . (504) 556-4109

                               822 HARDING STREET
                                 P.O. BOX 52008
                         LAFAYETTE, LOUISIANA 70505-2008
                            TELEPHONE (337) 232-7424
                            FACSIMILE (337) 287-2399

                                 WWW.LISKOW.COM

                     Writer's Direct Dial No. (504) 556-4112
                             rsangelico@liskow.com

GENE W. LAFITTE                                     DAVID L. REISMAN
LEON J. REYMOND, JR.                                JILL THOMPSON LOSCH
DONALD R. ABAUNZA                                   MICHAEL D. RUBENSTEIN
JOHN M. WILSON                                      HAROLD J FLANAGAN
LAWRENCE P. SIMON, JR.                              GREG I. JOHNSON
S. GENE FENDLER                                     JAMIE D. RHYMES
JOHN D. WOGAN                                       KHRISTINA DELUNA MILLER
GEORGE H. ROBINSON, JR.                             BRETT D. WISE
MARILYN C. MALONEY                                  KYLE P. POLOZOLA
JOSEPH C. GIGLIO, JR.                               MARY C. HESTER +
PATRICK W. GRAY                                     THOMAS SERON
ROBERT E. HOLDEN                                    J. PATRICK MORRIS. JR.
JOE B. NORMAN                                       MARK A. JOHNSON
THOMAS M. McNAMARA                                  E. JANE ROLLING
JAMES N. MANSFIELD III                              JANA L. GRAUBERGER
BILLY J. DOMINGUE                                   SHAWN C. RHYMES
PHILIP K. JONES, JR.                                K. TODD WALLACE
WILLIAM W. PUGH                                     MAURY C. HEBERT
RICHARD W. REVELS, JR.                              MICHAEL A. GOLEMI
JOSEPH P. HEBERT                                    JANINE V. HODGES
MARGUERITE L. ADAMS +                               JASON P. BERGERON
DAVID W. LEEFE                                      CHADWICK J. MOLLERE *
WM. BLAKE BENNETT                                   KELLY T. SCALISE
MARK A. LOWE                                        DANA M. DOUGLAS
GEORGE DENEORE, JR.                                 NATHAN B. ABERCROMBIE
DON K. HAYCRAFT                                     H.S. BARTLETT III
CRAIG WYMAN                                         JAMES H. DUPUIS, JR.
JAMES A. BROWN                                      KELLY BRECHTEL BECKER
R. KEITH JARRETT                                    RENEE ZERINGUE BERARD
STEVIA M. WALTHER                                   AMY E. ALLUMS
BRIAN A. JACKSON                                    CAREY C. LYON
ROBERT S. ANGELICO *                                NANCY BRECHTEL
ROBERT L. THERIOT                                   KATHERINE SEEGERS ROTH
DENA L. OLIVER                                      NICOLE E. HADAWAY
GEORGE ARCENEAUX III                                JOSEPH I. GIARRUSSO III
RANDYE C. SHYDER                                    JESSICA TURNER GACHASSIN
JONATHAN A. HUNTER                                  CHARLES B. WILMORE
THOMAS P. DIAZ
MARY S. JOHNSON                                     Of Counsel
SHAUN G. CLARKE
JAMES C. EXNICIOS *                                 CHARLES C. GREMILLION
THOMAS J. MoGOEY II                                 THOMAS D. HARDEMAN
SCOTT C. SEILER                                     THOMAS B. LEMANN
CHERYL MOLLERE KORNICK
MARK D. LATHAM                                      + Board Certified Estate
JOHN C. ANJIER                                        Planning and
G.C. SLAWSON, JR.                                     Administration Specialist
SHANNON S. HOLTZMAN
CAROL WELBORN REISMAN                               * Board Certified Tax
MATT JONES                                            Specialist

                                                    * Registered Patent Attorney

                             New Orleans, Louisiana
                                 January 4, 2005

Seligman Municipal Fund Series, Inc.
100 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

     With respect to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, for Seligman Municipal Fund Series, Inc., on behalf of its Louisiana Municipal Series, we have reviewed the material with respect to Louisiana Taxes in the Registration Statement. Subject to such review, our opinion as delivered to you and as filed with the Securities and Exchange Commission remains unchanged.

     We consent to the filing of this consent as an exhibit to the Registration Statement of Seligman Municipal Fund Series, Inc. and to the reference to us under the heading "Louisiana Taxes." In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933, as amended.

                                        Sincerely, LISKOW & LEWIS


                                        By: /s/ Robert S. Angelico
                                            ------------------------------------
                                            Robert S. Angelico

RSA/laf